Exhibit 99.1
April 2011

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management's current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, earnings per share growth, cash flow, dividend payouts and dividend payout ratios, debt repayment, construction costs and capital expenditures, rate base and the capital structure. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, including, without limitation, rate recovery of any costs above the PSCW approved amount for the Oak Creek expansion; PSCW approval of utility construction projects, including the biomass facility; and continued growth in earnings from ATC, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions; business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and, in particular, in the company's service territories; timing, resolution and impact of pending and future rate cases and other regulatory decisions; availability of the company's generating facilities; unanticipated changes in purchased power costs; unanticipated changes in coal or natural gas prices and supply and transportation availability; key personnel changes; the ability to recover fuel and purchased power costs; varying weather conditions; catastrophic weather-related or terrorism-related damage; construction risks, including those associated with the construction of new environmental controls and renewable generation; adverse interpretation or enforcement of permit conditions by permitting agencies; equity and bond market fluctuations; the investment performance of the company's pension and other post-retirement benefit plans; the impact of recent and future federal, state and local legislative and regulatory changes; current and future litigation, regulatory investigations, proceedings or inquiries, including the pending lawsuit against the company's pension plan, FERC matters, and IRS audits and other tax matters; the effect of accounting pronouncements issued periodically by standard setting bodies, including any requirement for U.S. registrants to follow International Financial Reporting Standards instead of GAAP; foreign, governmental, economic, political and currency risks; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in Wisconsin Energy's Form 10-K for the year ended December 31, 2010 and in subsequent reports filed with the Securities and Exchange Commission. Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

Key Areas to be Covered Overview of Wisconsin Energy Retail Electric and Gas Utilities Power the Future Wholesale Electric Transmission Earnings Outlook All per share values reflect two-for-one share split effective March 1, 2011

Overview of Wisconsin Energy Estimated Rate Base and Power the Future Investment at 12/31/11 Retail Electric and Gas Utilities Wisconsin, Michigan, and FERC jurisdictions 48.5% to 53.5% equity for Wisconsin Electric 10.4% allowed ROE 45% to 50% equity for Wisconsin Gas 10.5% allowed ROE Power the Future 53% to 55% equity levels in lease agreements 12.7% ROE fixed in lease agreements Wholesale Electric Transmission FERC jurisdictional 50% equity level for rates 12.2% ROE with true-up $2.7 $5.7 Note: Value for retail electric and gas utilities represents rate base. Power the Future value is book value of investment. Wholesale electric transmission is 26.2% of ATC's rate base. $9.7 Billion

Largest electric and gas company in Wisconsin 1.1 million electric customers 1.0 million natural gas customers Retail Electric and Gas Utilities

Regulatory Environment Wisconsin Commissioners Wisconsin Commissioners Wisconsin Commissioners Wisconsin Commissioners Name Party Began Serving Term Ends Phil Montgomery Chairman R 03/2011 03/2017 Eric Callisto D 05/2008 03/2015 Lauren Azar D 03/2007 03/2013 Michigan Commissioners Michigan Commissioners Michigan Commissioners Michigan Commissioners Name Party Began Serving Term Ends Orjiakor Isiogu Chairman D 08/2007 07/2013 Monica Martinez D 07/2005 07/2011 Greg R. White I 12/2009 07/2015 Wisconsin Commission 3 Commissioners Gubernatorial appointment, senate confirmation Chairman: Gubernatorial appointment Terms 6 years-staggered terms Michigan Commission 3 Commissioners Gubernatorial appointment, senate confirmation Chairman: Gubernatorial appointment Terms 6 years-staggered terms

We Energies Electric Retail Customer Base Large C&I Small C&I Residential Other 2010 Retail KWh Sales Mix 0.36 0.32 0.31 0.01 C&I Sector Small & Large % of 2010 Electric Sales Office 12.4% Mining 11.4% Retail 6.4% Health Care 5.7% Paper & Products 5.5% Primary Metals 5.5% Education 4.6% Food & Products 4.6% Large C&I Small C&I Residential Other 2010 Retail Revenues 0.25 0.34 0.4 0.01

Retail Electric and Gas Utilities Expected Levels of Investment and Depreciation 2010A 2011E 2012E 2013E Base 329 415 425 412 Renewable 146 333 132 10 Environmental 212 166 68 71 Depreciation 250 260 310 320 *Total depreciation expense was $250 million in 2010, and is expected to be $260, $310 and $320 million in 2011, 2012, and 2013 respectively for utilities on a combined basis. $687 $914 $625 $493

Retail Electric and Gas Utilities Projected Rate Base 2010A 2011E 2012E 2013E PPE 4.9 5.1 6.4 6.7 CWIP 0.6 1 0.4 0.3 All Other* 0 0.2 -0.1 -0.3 5.5 6.3 6.7 6.7 *All other is comprised of customer advances, def. taxes, inventory and implied working capital.

Renewable Energy Opportunity Renewable Portfolio Standard in Wisconsin 2001-03 Baseline 2010 2015 0.0227 0.0427 0.0827 Required Percentage for Wisconsin Electric Retail Sales *Requirements at a Wisconsin state level are 5% and 10% in 2010 and 2015 respectively. In terms of energy this is estimated to be 1.4 TWh in 2010 and 2.5 TWh in 2015. * *

Renewable Energy Opportunity Wind Projects Blue Sky Green Field Completed May 2008 145 MW $295 million investment Glacier Hills Construction began May 2010 160 MW Estimated investment of $367 million Wisconsin Electric has executed 165MW of renewable energy transactions to help achieve compliance with the Wisconsin Renewable Portfolio Standard

Renewable Energy Opportunity Biomass Project Biomass Filed application for a 50MW project with PSCW on March 15, 2010 Estimated investment of $255 million with a target in-service date of 2013 All local permits have been obtained A decision by the PSCW is expected by the end of April 2011 If an "off ramp" is not granted we expect to need additional renewable capacity to meet the requirements post 2015

Electric Fuel Cost Recovery Wisconsin Jurisdiction Electric fuel case for 2010 was filed on February 19, 2010 Interim relief was granted on March 25, 2010 Wisconsin jurisdictional increase of $60.5 million, subject to refund Final decision expected by the end of April 2011 Limited reopening of fuel rates for 2011 filed on September 3 Additional increase of approximately $32.0 million New fuel rules have been adopted by the PSCW +/- 2% deadband, or approximately +/- $16 million in 2011 Escrow costs outside the deadband

Power the Future Plan Natural Gas Coal Capacity 1,090 MW 1 1,030 MW 1 Investment $664 million $2.0 billion ROE 12.7% 12.7% Equity 53% 55% Initial Lease Term 25 Years 30 Years Actual & Targeted In-service Dates Unit 1 - July 16, 2005 Unit 2 - May 23, 2008 Unit 1 - February 2, 2010 Unit 2 - January 12, 2011 Consolidated Net Income 2012 Estimate $38 million 2 $ 121 million 2 1All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the natural gas units is 1,150MW - value shown in table is amount guaranteed in lease agreement. 2Includes allocation of holding company debt.

Power the Future Expected Earnings 2009 2010 2011 2012 Port Washington #1 & #2 32 32 32 32 Oak Creek #1 10 62 70 70 Oak Creek #2 0 31 33 Key Assumptions Oak Creek Unit 2 in service January 12, 2011 Cost estimate of $2 billion for WEC's ownership of the coal units Free cash flow of $225 million in 2011 - after capex and debt repayment at We Power level Earnings contribution expected to grow somewhat over time as debt repayment occurs Earnings per Share Contribution Consolidated Basis $0.48 $0.66 $0.21 *Includes allocation of holding company interest. Capitalized interest benefit not included. $0.67

Wholesale Electric Transmission Wisconsin Energy owns 26.2% of American Transmission Company (ATC) ATC is projected to contribute approximately 16 cents to our EPS this year Represents almost 9% of consolidated earnings ATC's projected capital investment over the next ten years is $3.4 billion ATC rate base at year end 2011 is projected to be about $2.6 billion Regulated by the FERC for purposes of rates and returns 12.2% return on equity with true-up mechanism Transmission siting is under state jurisdiction

Wholesale Electric Transmission Expected Earnings 2011E 2012E 2013E ATC 252 271 252 WEC portion (26.2%) 66 71 66 Key Assumptions In its latest 10-year assessment ATC projects a need for $3.4 billion of transmission improvements in its footprint from 2010 to 2019 Implies average $30 million effective annual rate base growth for WEC from 2011 to 2013 Expect a $0.16 and $0.17 contribution to EPS in 2011 and 2012 respectively Excludes potential transmission projects outside ATC's traditional footprint Projected Capital Expenditures (Millions of Dollars)

Projected Earnings Base for 2010 - 2012 2010A 2011E 2012E Electric and Gas Utilities $1.34 $1.36 to $1.41 $6.7 billion rate base Power the Future (1) $0.48 $0.66 $0.67 Wholesale Electric Transmission (2) $0.15 $0.16 $0.17 Unallocated holding company debt(3) ($0.05) ($0.13) ($0.09) $1.92 $2.05 to $2.10 (1)Includes allocation of approximately $375 million of 6.25% rate holding company debt (2)26.2% Investment in ATC (3)Reflects repayment of $450 million of senior notes on April 1, 2011 with approximately $175 million of available cash and $275 million of commercial paper issuance. The commercial paper is expected to be repaid by the end of 2012.

Forecast of Electric Sales 2011 2011 Forecast vs. 2010 Actual 2011 Forecast vs. 2010 Normalized Residential -3.2% -0.4% Small C&I -1.0% 0.5% Large C&I (ex. Mines) -2.8% -2.0% Total Large C&I -2.2% -1.6% Total Retail -2.1% -0.6%

Financing and Dividend Policy Capital Structure Goals Maintain debt to capital below 55% by the end of 2013 Actual ratio was 54.1% at the end of 2010 Assumes half of hybrid securities are treated as common equity Dividend Policy Target a dividend payout ratio of 50-55 percent of earnings starting in 2011 With the exception of the stock split this year we do not expect to issue any additional shares

Free Cash Flow Generation Base Assumptions 50% dividend payout ratio $450 million April 1, 2011 WEC debt maturity repaid $3.4 billion capital budget over 2011 to 2015 period After funding requirements listed above we estimate additional free cash flow of about $600 million from 2011 to 2015 This positions us to ... Fund additional growth, Provide more dividend increases, Repay more holding company debt, and/or repurchase shares .... all with internally generated cash

2009A 2010A 2011E 0.675 0.8 1.04 $1.04 Projected Growth in Earnings and Dividends 2009A 2010A 2011E 1.6 1.92 2.05 Earnings per Share Dividends per Share $1.92 $2.05 to $2.10

Power the Future program now complete Highly visible earnings and strong cash flow Solid utility franchises with rate base growth Driven by environmental upgrades, renewable energy projects and network improvements Investment in American Transmission Company provides an additional regulated growth opportunity Positioned to deliver among the best risk-adjusted returns in the industry Key Takeaways on Wisconsin Energy